UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 5/9/2013
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INTL FCStone Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-23554	59-2921318
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)
708 Third Avenue, Suite 1500, New York, NY 10017
(Address of principal executive offices, including Zip Code)
(212) 485-3500
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Appointment of Certain Officer.
On May 9, 2013, the Board of Directors of INTL FCStone Inc. (the "Company") appointed Scott J. Branch as President of the Company. Mr. Branch fills the position which was vacant after the retirement of Paul ("Pete") Anderson as President in September 2012. Mr. Branch was most recently the Company's Chief Operating Officer, a position which the Board of

Directors has decided to leave vacant for the present.
A copy of the related press release issued on May 13, 2013 is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press release dated May 13, 2013.

Signature
Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

INTL FCStone Inc.
(Registrant)
May 13, 2013	/s/ Brian T. Sephton
(Date)	Brian T. Sephton
Chief Legal & Governance Officer

Exhibit Index

Exhibit No.	Description

Exhibit 99.1	Press release dated May 13, 2013.